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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2002


                             ALLFIRST FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


         1-7273                                        52-0981378
(Commission File Number)                   (I.R.S. Employer Identification No.)


           25 S. Charles Street
            Baltimore, Maryland                           21201
  (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code:(410) 244-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)
                         ______________________________




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Item 5. Other Events

     On February 6, 2002, Allfirst Financial Inc.'s parent, Allied Irish Banks, p.l.c. "AIB"), announced that it was undertaking a full investigation into suspected fraudulent foreign exchange trading activities at Allfirst's Baltimore headquarters.

     A preliminary investigation indicated that the suspected fraud would result in pre-tax losses at Allfirst of up to $750 million ($488 million after-tax). Based on the results of the investigation since the February 6 announcement, and as announced today, Allfirst will record a pre-tax loss of $691 million ($449 after-tax). Allfirst will amend and re-file financial statements contained in its Annual Reports on Form 10-K for the years 2000, 1999, 1998 and 1997, and in its Quarterly Reports on Form 10-Q for 2001.

     A copy of the February 6, 2002 press release is attached hereto as Exhibit
99.1. A copy of the February 20, 2002 press release is attached hereto as
Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     99.1      Press Release dated February 6, 2002

     99.2      Press Release dated February 20, 2002






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ALLFIRST FINANCIAL INC.

Date: February 20, 2002                     By:  MAURICE J. CROWLEY
                                                 ----------------------------
                                                 Maurice J. Crowley
                                                 Executive Vice President
                                                 and Chief Financial Officer